EXHIBIT 10-D

                                FIFTH AMENDMENT
                                     TO THE
                 MCDONALD'S CORPORATION PROFIT SHARING PROGRAM


          The McDonald's Corporation Profit Sharing Program (the "Plan"), as amended and restated effective January 1, 1989 and subsequently amended by the First Amendment, effective January 1, 1990, the Second Amendment, generally effective May 1, 1992, the Third Amendment, effective July 1, 1992 and the Fourth Amendment, generally effective January 1, 1993 is hereby amended effective July 1, 1993, except as otherwise provided herein.

                                       I

          Section 1.2(a) shall be amended to delete the phrase "the Profit Sharing Plan portion of the Plan" and to substitute the following therefore:

          "receiving an allocation of Profit Sharing Contributions pursuant to Section 7.1"

                                       II

          Effective January 1, 1993, section 1.14 shall be amended to read as follows:

          1.14 "Considered Compensation" of a Participant for a Plan Year means:

               (a) except as otherwise specified below, the Participant's total compensation paid during the Plan Year to such Participant by an Employer while an Active Participant as reported in Box 1 of Internal Revenue Service Form W-2 as revised for 1993 (or the equivalent box on any comparable form for subsequent years) for the Plan Year, increased by any amounts by which the Participant's compensation is reduced by Participant Elected Contributions under the McDESOP portion of the Plan or any other portion of the Plan or of any Related Plan which meets the requirements of Section 401(k) of the Internal Revenue Code; compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code; and excluding provisions for life insurance; reimbursement or other payments for expenses related to moving (other than the relocation bonus); any benefits under the Plan or any other qualified plan described in
                    Section 401(a) of the Internal Revenue Code; and distributions under McDonald's Profit Sharing Program Equalization Plan ("McEqual"), McDonald's 1989 Executive Equalization Plan ("McCAP I") or the McDonald's Supplemental Employee Benefit Equalization Plan ("McCAP II"); income earned from stock options granted under the McDonald's 1975 Stock Ownership Option Plan; options, restricted stock, stock appreciation rights, performance units and stock bonuses awarded under the McDonald's 1992 Stock Ownership Incentive Plan; Stock Exchange Rights or Performance Units awarded under the McDonald's Corporation 1978 Incentive Plan; payments to a Participant for foreign service in the form of tax gross-up benefits, allowances for cost of living, housing and education, and other similar payments; and, any severance pay and any special termination bonus paid pursuant to a termination agreement;

               (b) for purposes of Article XV (except for determining whether a Participant is a Key Employee pursuant to
                    Section 15.2(d)) and for determining the limitations under Article IX, Considered Compensation means total compensation paid to the Participant by an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group in the Plan Year, including distributions from any nonqualified deferred compensation plans maintained by an Employer, Commonly Controlled Entity or member of an Affiliated Service Group and amounts paid or reimbursed by the employer for moving expenses incurred by the Participant to the extent it is reasonable to believe that such amounts are not deductible by the Participant under Section 217 of the Internal Revenue Code and excluding any salary reduction contributions to a cafeteria plan meeting the requirements of Code Section 125 or to the Plan or any other qualified plan described in Section 401(a) of the Internal Revenue Code, or the amount of the Participant's Participant Elected Contributions under the McDESOP portion of the Plan or any other portion of the Plan or of any other plan which meets the requirements of Section 401(k) of the Internal Revenue Code, whether credited to the Participant's accounts under the Plan, the McDonald's Supplemental Employee Benefit Equalization Plan ("McCAP II"), the McDonald's Profit Sharing Program Equalization Plan ("McEqual"), the McDonald's 1989 Executive Equalization Plan
                    ("McCAP I") or any other non-qualified deferred compensation plans from time to time maintained by the Company, or other deferred compensation, stock options, and any other amounts which receive special tax benefits;

               (c)  for the purpose of determining whether a Participant is
                    (1) a Highly Compensated Employee in accordance with
                    Section 1.30 or (2) a member of the Top Paid Group as defined in Section 1.52 and (3) whether a Participant is a Key Employee pursuant to Section 15.2(d), Considered Compensation shall be the Participant's Considered Compensation as defined in Section 1.14(b) increased by the amount by which the Participant's compensation is reduced pursuant to a compensation reduction election under Section 5.1 or any Related Plan which meets the requirements of Code Section 401(k) or pursuant to other compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code;

               (d) for the purpose of calculating (1) the actual contribution percentage in accordance with Section 4.1,
                    (2) the actual deferral percentage in accordance with
                    Section 5.2 or (3) the multiple use test in accordance with Section 5.4, Considered Compensation shall be the Participant's compensation for the portion of the Plan Year during which he or she was an Active Participant as defined in Section 1.2(c) (i) as reported in Box 1 of his Internal Revenue Service Form W-2 as revised for 1993 (or the equivalent box on any comparable form for subsequent years) plus (ii) any amounts by which the Participant's compensation is reduced by Participant Elected Contributions under the McDESOP portion of the Plan or any other portion of the Plan or any other plan which meets the requirements of Section 401(k) of the Internal Revenue Code or compensation reduction contributions for medical, dental or dependent care or other benefits under a cafeteria plan meeting the requirements of Section 125 of the Internal Revenue Code;

               (e) for the purpose of determining the amount of Participant Elected Contributions pursuant to Section 5.1, Considered Compensation means a Participant's Considered Compensation as defined in Section 1.14(a) increased by expatriate equalization differentials and reduced by all compensation not paid in cash, by cash perquisites and by any payments for referrals to the extent included in Considered Compensation as defined in Section 1.14(a).

          For purposes of Sections 1.14(a), (c), (d) and (e), Considered Compensation taken into account under the Plan shall not exceed $200,000 (in 1989, and as adjusted in subsequent years as provided by the Secretary of the Treasury). In determining whether a Participant's compensation for a Plan Year exceeds $200,000, if and only to the extent required by the Internal Revenue Code, the compensation of each Five Percent Owner and of each Participant who is one of the ten Highly Compensated Employees paid the greatest compensation (determined before the aggregation of the compensation of any family member) shall include the compensation of such Participant's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year earned as employees of McDonald's or a Commonly Controlled Entity. Effective January 1, 1994, "$150,000" shall be substituted for "$200,000" in this paragraph.

          Anything to the contrary herein notwithstanding, Considered Compensation for a Plan Year shall not be reduced by the pay for a period of short term disability which is repaid to an Employer in a subsequent Plan Year by a Participant who fails to complete the requirements to be eligible to retain such pay.

                                      III

          The final paragraph of Section 1.30 is hereby deleted and the following substituted therefore:

          (h) In lieu of determining which individuals are Highly Compensated Employees as provided in paragraphs (a), (b),
               (c), and (d) of this Section 1.30, the Committee may elect for any Plan Year to consider as a Highly Compensated Employee for such Plan Year each Participant who performs services as an employee for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group during such Plan Year and who, during the Plan Year:

               (1)  was at any time a Five Percent Owner;

               (2) received Considered Compensation in excess of $81,720 (for 1989, adjusted in subsequent years as provided by the Secretary of the Treasury or his delegate);

               (3) received Considered Compensation in excess of $64,245 (for 1993, adjusted in subsequent years as provided by the Secretary of the Treasury or his delegate) and was a member of the Top Paid Group; and

               (4) was an officer of (or performed the duties of an officer for) an Employer, a Commonly Controlled Entity or member of an Affiliated Service Group and received Considered Compensation in excess of fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Internal Revenue Code ($98,064 for 1989, adjusted in subsequent years as provided by the Secretary of the Treasury or his delegate).

          (i) The Plan Administrator may elect for any Plan Year to determine the Highly Compensated Employees for such year by substituting (1) "$54,480" (in 1989, adjusted in subsequent years provided by the Secretary of the Treasury or his delegate) for "$81,720" (in 1989, adjusted in subsequent years provided by the Secretary of the Treasury or his delegate) in Sections 1.30(b) or 1.30(h)(2) as applicable, and ignoring Sections 1.30(c) or 1.30(h)(3), respectively.

          (j) A Plan Administrator may make any of the elections permitted under Sections 1.30(h) and 1.30(i) for a Plan Year, may make different elections from Plan Year to Plan Year and may make different elections for different purposes under the Plan (e.g., which Participants are considered to be Highly Compensated Employees (1) for the purposes of calculating the limits described in Sections 4.1(c), 5.2(e) and 5.4 and
               (2) for other purposes under the Plan).

                                       IV

          Section 1.56(a)(6) shall be deleted.

                                       V

          A new Section 1.56(c) shall be added to read as follows:

          (c) The Diversification Trust Sub-fund is part of the McDESOP portion of the Plan but is held in the Profit Sharing Master Trust in order to implement Participants' diversification elections made in accordance with Section 10.12. "Diversification Fund" means the portion of the Trust Fund established by segregating the amounts transferred from Participant's Employer Auxiliary ESOP Contribution Accounts, Participant Elected Contribution Accounts and Employer Matching Contribution Accounts in the McDESOP portion of the Plan in accordance with Section 10.12.

                                       VI

          Section 1.57 shall be amended to read as follows:

          1.57 "Valuation Date" means the last business day of each calendar month and such additional dates as the Committee may from time to time specify except that solely for the purpose of valuing accounts to make distributions pursuant to Article XI, "Valuation Date" means the fifteenth day of each calendar month (or if the fifteenth day of the month is not a business day, the next previous business day) and the last business day of each calendar month and such additional dates as the Committee may from time to time specify.

                                      VII

          Effective January 1, 1993, Section 4.3(a) is amended to read as follows:

          4.3  Annual Employer Contribution Elections.

               (a) Minimum and Maximum Amount of Participant Elected Matched Contributions. If Participant Elected Matched Contributions are permitted for all or any portion of a Plan Year, the Company by action of its Board of Directors shall specify for the Plan Year or portion of a Plan Year, the amount (either as a dollar amount or a percentage of each Active Participant's Considered Compensation) of such Participant Elected Matched Contributions ("Specified Participant Elected Matched Contributions") which shall be made on behalf of an Active Participant in the absence of a contrary election by the Participant and may also specify, the minimum and maximum amounts of Participant Elected Matched Contributions which a Participant may elect in lieu of Specified Participant Elected Matched Contributions (either as a dollar amount or a percentage of each Participant's Considered Compensation) for the Plan Year or portion of the Plan Year as permitted by procedures established by the Plan Administrator, provided that such minimum and maximum amounts shall not be greater for any Plan Year than:

                    (1) five percent (5%) of the Participant's Considered Compensation if the Participant is a staff or an executive employee or a store manager,

                    (2)  ten percent (10%) of the Participant's
                         Compensation if the Participant is a Certified Swing Manager or primary maintenance employee, and

                    (3)  eight percent (8%) of the Participant's
                         Compensation if the Participant is a crew member or other hourly restaurant employee; and

                                      VIII

          The first paragraph of Section 5.1 is amended, effective
     January 1, 1993, to substitute "seven percent (7%)" for "five percent (5%)" in the second sentence thereof.

                                       IX

          The first two sentences of the second paragraph of Section 5.1 shall be deleted and the third sentence of the second paragraph shall become the last sentence of the first paragraph of Section 5.1.

                                       X

          Section 10.6(a) up to the colon (:) shall be amended to read as follows:

          (a) Profit Sharing Plan. The assets of the Profit Sharing Plan portion of the Trust shall be held in the following Investment Funds:

                                       XI

          Section 10.6 shall be amended to add the following at the end thereof:

          (c) McDESOP Diversification Account. Participant Elected Contributions which a Participant has elected to diversify pursuant to Section 10.12(a) or (b) shall be credited to the Participant's McDESOP Contribution Diversification Account and invested in the Trust Investment Funds listed in Section 10.6(a) as provided in Section 10.12(a) or (b) as of the first business day of the calendar month following the month in which (1) the diversification election was made for amounts diversified in accordance with Section 10.12(a) and
               (2) the compensation (from which such Participant Elected Contributions were taken) was paid or as of such earlier date as the Committee shall provide for amounts diversified in accordance with Section 10.12(b). Until such date as the Committee shall provide otherwise, Participant Elected Contributions and Employer Matching Contributions which the Participant has elected to diversify pursuant to Section
               10.12 shall be invested in the McDESOP McDonald's Common Stock Fund until invested pursuant to the preceding sentence.

                                      XII

          Section 10.8 shall be amended to read as follows:

          10.8 Investment Election with Regard to a Participant's Profit
               Sharing Fund Account and Diversification Account. Four times each Plan Year (or on such more frequent basis as the Committee shall permit), each Participant shall have the right to elect, on such forms and in accordance with such rules and procedures as the Committee may from time to time prescribe, to have his Profit Sharing Fund Account
               (including any amounts which have previously been invested in the Profit Sharing McDonald's Common Stock Fund pursuant to Section 10.7) and his Diversification Account, if any, invested in the Diversified Stock Fund, the Bond Fund (for periods before December 1, 1989), the Money Market Fund, the Profit Sharing McDonald's Common Stock Fund, the Insurance Contract Fund or the Multi-Asset Fund (for periods on or after March 1, 1990 or other similar fund designated by the Committee or in any combination of them; provided that amounts which have been invested in the Profit Sharing
               McDonald's Common Stock Fund in accordance with Section 10.7 shall remain invested in the Profit Sharing McDonald's
               Common Stock Fund until a new investment election made by the Participant in accordance with this Section 10.8 is effective.

               If a Participant makes a Diversification Election or a Future Contribution Diversification Election in accordance with Section 10.12, his Diversification Account, if any, shall be invested in accordance with his Profit Sharing Fund Account investment election in effect at the time of his diversification election or in accordance with
               Section 10.11(a) if no such investment election is in effect and shall be invested in accordance with any subsequently effective Investment Election as provided above. The Participant's election as to the percentage of his Profit Sharing Fund Account and Diversification Account to be invested in each Investment Fund, shall be made in increments of 10 percent (10%) up to 100 percent (100%). A Participant may elect to invest as much as 100% of his Profit Sharing Fund Account and Diversification Account in the Profit Sharing McDonald's Common Stock Fund. Subject to
               Section 10.7, a Participant's investment election shall be effective until his next investment election is effective. Notwithstanding the foregoing, the Bond Fund is dissolved effective November 30, 1989. After November 30, 1989, any effective investment election made by a Participant on any date to invest contributions in the Bond Fund shall be treated as an election to invest such contributions in the Money Market Fund.

                                      XIII

          Sections 10.9 and 10.10 shall be amended to substitute "Four times" for "Three times" in the first sentence of each such section.

                                      XIV

          Section 10.12 is hereby amended to read as follows:

          10.12     Diversification of McDESOP Accounts and Contributions.

               (a)  Diversification of Account Balances.

                    (1) Elections by Qualified Participant. At the same time that he may make an Investment Election in accordance with Section 10.8 or during each Annual Election Period, each Qualified Participant who is an Employee, the total of whose Qualified Account balances have, at any time, been equal to or more than $500, shall be permitted to elect
                         ("Diversification Election") to transfer an amount equal to the difference between (A) 25 percent of the sum of (i) the balances of the Participant's Qualified Accounts which are Accounts under the Plan plus (ii) the total amount previously transferred under this Section 10.12(a) from the Qualified Accounts which are Accounts under the Plan to such Participant's Diversification Account ("Prior Diversification Transfers"), reduced by
                         (B) the total amount of such Participant's Prior Diversification Transfers and to have the same percentage of his future contributions or allocations, to the Qualified Accounts credited to his Diversification Account. Commencing with the earlier of the first day of the sixth Plan Year after the Participant became a Qualified
                         Participant or the first day of the calendar month after he attains 60 years of age, a Qualified Participant may make a Diversification Election,
                         (A) in accordance with such rules and procedures and effective dates as the Committee shall from time to time prescribe or (B) during his sixth
                         Annual Election Period, to transfer from his Qualified Accounts which are Accounts in the Plan to his Diversification Account an amount equal to the difference between (A) 50 percent of the sum of (i) the balances of the Participant's Qualified Accounts which are Accounts under the Plan plus
                         (ii) the total amount of the Participant's Prior Diversification Transfers, reduced by (B) the total amount of the Participant's Prior
                         Diversification Transfers and to have the same percentage of his future contributions to the Qualified Accounts credited to his Diversification Account.

                         If the total balances of a Qualified Participant's Qualified Accounts under the Plan have, at any time, been equal to or more than $500, a Qualified Participant who has had a Termination of Employment or the Beneficiary of a deceased Qualified Participant may make a Diversification Election, at such time and in such manner as such elections are otherwise permitted pursuant to this
                         Section 10.12(a), with respect to 100 percent of the balances of his Qualified Accounts; provided that at the time such election is made the Participant is not an employee of McDonald's or of any Commonly Controlled Entity. Not later than
                         90 days after each Annual Election Period during which the Participant makes a Diversification Election or at such earlier dates as the Committee, pursuant to Section 10.13 shall permit, the applicable amount shall be transferred to the Participant's Diversification Account under the Plan and thereafter shall be invested in accordance with the Participant's elections pursuant to Section 10.8 or 10.11(a) but determined without regard to Section 10.7. A Participant to whom a distribution is payable under Article X shall have the right to elect to receive any distributions made from his Diversification Account attributable to Participant Elected Contributions or Employer Matching Contributions in McDonald's common stock.

                    (2) "Qualified Participant" means a Participant who has attained age 55 or the Beneficiary of a deceased Participant who would have attained the age of 55 if he were alive.

                    (3) "Annual Election Period" means the 90 day period after the last day of each Plan Year commencing with the Plan Year in which the Participant first becomes a Qualified Participant.

                    (4)  "Qualified Accounts" means a Qualified
                         Participant's accounts identified below:

                         (A)  before July 1, 1990, the Qualified
                              Participant's Employer Auxiliary ESOP
                              Contribution Account (and any
                              corresponding accounts in McEqual,
                              McCAP I or McCAP II) and his McDonald's
                              Stock Sharing Plan Accounts (the latter
                              considering only the portion of the
                              balance attributable to Company Stock
                              acquired by the McDonald's Stock Sharing
                              Plan after December 31, 1986); and

                         (B)  on or after July 1, 1990, the Qualified
                              Participant's Employer Auxiliary ESOP
                              Contribution Account, Participant
                              Elected Contribution Account and
                              Employer Matching Contribution Account
                              (and any corresponding accounts in
                              McEqual, McCAP I or McCAP II) and his
                              McDonald's Stock Sharing Plan Accounts
                              (the latter considering only the portion of the balance attributable to Company Stock acquired by the McDonald's Stock Sharing Plan after December 31, 1986).

               (b) Diversification of Future Contributions. If the sum of the balances of a Participant's Participant Elected Contribution Account and his Employer Matching
                    Contribution Account is equal to $1500 or more, the Participant may make an election ("Future Contribution Diversification Election") with respect to his future Participant Elected Contributions in accordance with such rules and procedures and effective dates as the Committee shall from time to time prescribe, to have up to 100 percent of the amount of such contributions, in increments of 25 percent, credited to his Diversification Account. Once he has made a Future Contribution Diversification Election, a Participant may change his election with respect to future
                    Participant Elected Contributions, in accordance with such rules and procedures and effective dates as the Committee shall from time to time prescribe, but each such change shall only effect Participant Elected Contributions made to the Plan after the date the election is effective and before the date a new Future Contribution Diversification Election becomes effective.

                    The provisions of the Plan shall apply to Participants' Diversification Accounts in the same manner as to Participant Elected Contribution Accounts, except that the balance in a Participant's Diversification Account shall be invested in the Trust Investment Funds in the same manner as the Participant elects to invest his Profit Sharing Fund Account pursuant to Section 10.8 or as provided in Section 10.11(a), whichever is applicable, but determined without regard to Section
                    10.7. Contributions credited to a Participant's McDESOP Contribution Diversification Account shall be credited to the Investment Funds available under the Profit Sharing Plan in the same proportions as the Participant elects pursuant to Section 10.8 or as provided in Section 10.11(a) whichever is applicable, but determined without regard to Section 10.7. A Participant to whom a distribution is payable under
                    Article X shall have the right to elect to receive any distributions made from his Diversification Account in McDonald's common stock.

                                       XV

          Section 10.18 is hereby amended to add the following sentence at the end thereof:

          For purposes of making the foregoing allocations, distributions from Participants' Diversification Accounts shall be considered to be part of the McDESOP portion of the Plan.

                                      XVI

          Section 11.2(a)(2) is hereby amended as follows:

          (2) Termination for Reasons Other than Retirement or Disability or Death. If a Participant has a Termination of Employment for reasons other than retirement on or after his Vesting Retirement Date, Disability or death, the Trustee shall distribute the Participant's vested Net Balance Account, subject to (i) the Participant's election to receive nonperiodic or installment distributions or, (ii) if applicable, Section 11.2(a)(2)(E) as follows:

               (A) Profit Sharing Fund Account. The vested portion of the Participant's Profit Sharing Fund Account shall be distributed to the Participant in cash or in McDonald's common stock, in accordance with Section 11.2(f), within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

               (B) Investment Savings Fund Account. The Participant's Investment Savings Fund Account shall be distributed to the Participant in cash within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

               (C) Rollover Contribution Account and Rollover Contribution Holding Account. The Participant's Rollover Contribution Account and Rollover Contribution Holding Account shall be distributed to the Participant in cash within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

               (D) McDESOP Accounts. The Participant's McDESOP Accounts, including the vested portion of all accounts identified in Section 1.1(a)(5) and in 1.1(b) shall be distributed to the Participant in cash or in McDonald's common stock as provided in Section 11.2(g) within a reasonable time after the Participant elects to receive or to commence receiving a distribution of such account.

               (E) Distributions in Default of Election. In the absence of an election by a Participant to receive a distribution of his entire vested Net Balance Account or to commence to receive installment distributions at least equal to the greater of the Minimum Distribution Amount and the amount determined under Section 11.2(d)(3), his entire vested Net Balance Account shall be distributed or to commence to be distributed within a reasonable time after the last day of the Plan Year in which he attains the age of 70 1/2, but not later than his Required Beginning Date.

                    A Participant entitled to elect to receive a distribution or to commence receiving distributions pursuant to this Section 11.2(a)(2) is not entitled to elect an annuity form of distribution.

                                      XVII

          Section 11.2(f) shall be amended to read as follows:

          (f) Form of Profit Sharing Distributions. If the method of distribution selected by a Participant includes either a nonperiodic payment or installment payments or a combination of nonperiodic payments and installments, the Participant who has a Termination of Employment on or after his Vesting Retirement Date or on account of Disability or Death may elect, on such form and in such manner as the Committee shall provide or permit, to receive the portion of his vested Net Balance Account in the Profit Sharing Plan distributed in cash or in shares of McDonald's common stock or in any combination of the two as elected by the Participant; provided however that, in the absence of an election to receive shares of McDonald's common stock, such distributions shall be made in cash and, further provided, that the portion of such distribution distributed in the form of shares of McDonald's common stock shall not, except as otherwise provided below, exceed the value (if any) of the Participant's interest in the Profit Sharing McDonald's
               Common Stock Fund.

               Until such time as a Participant's vested Net Balance Account has been distributed, transferred to a Distribution Fund in accordance with Section 10.27 or forfeited in accordance with Section 11.4, any portion of the Participant's Net Balance Account remaining in the Profit Sharing Plan portion of the Plan shall continue to be invested in accordance with Section 10.7 and the Participant's (or his Beneficiary's) investment elections in accordance with Sections 10.8, 10.9, 10.10 and 10.11, as applicable.

                                     XVIII

          Effective January 1, 1989, Section 11.2(g) shall be redesignated
     Section 11.2(h) and Section 11.2(f)(2) shall be redesignated Section 11.2(g) and shall be amended as read as follows:

          (g) McDESOP Accounts. If the sum of the portion of a Participant's vested balances in his Participant Elected Contribution Account, Employer Matching Contribution Account and Diversification Account to the extent it is attributable to amounts diversified from his Participant Elected Contributions or Employer Matching Contribution Account and is invested in McDonald's common stock, consists of $1500 or more as of the Valuation Date immediately preceding a distribution, such accounts shall be distributed in the form of shares of McDonald's common stock, unless the Participant (or his Beneficiary) elects a distribution in cash. If the sum of the portion of a Participant's vested balance in his Employer Auxiliary ESOP Contribution Accounts and his Diversification Account to the extent it is attributable to amounts diversified from his Employer Auxiliary ESOP Contribution Account and is invested in McDonald's common stock consists of $1500 or more as of the Valuation Date immediately preceding the date of distribution, such accounts shall be distributed in the form of shares of McDonald's common stock, unless the Participant (or his Beneficiary) elects a distribution in cash. If the sum of the portion of a Participant's vested balance in his Participant Elected Contribution Account, Employer Matching Contribution Account and his Diversification Account to the extent it is attributable to his Participant Elected Contributions or Employer Matching Contributions and is invested in McDonald's common stock is less than $1500 as of the Valuation Date immediately preceding the distribution, such Accounts shall be distributed in cash, unless the Participant (or his Beneficiary) elects to receive a distribution in shares of McDonald's common stock. If the sum of the portion of a Participant's vested Net Balance Account in his Employer Auxiliary ESOP Contribution Account and his Diversification Account to the extent it is attributable to his Employer Auxiliary ESOP Contributions and is invested in McDonald's common stock has a value of less than $1500 as of the Valuation Date immediately preceding the distribution, such Accounts shall be distributed in cash, unless the Participant (or his

               Beneficiary) elects to receive a distribution in shares of McDonald's common stock. If any distribution in shares of McDonald's common stock described in this Section 11.2 would not be in whole shares, the value of any fractional share shall be distributed in cash. A Participant or Beneficiary who is entitled to a distribution may elect to receive a cash distribution in lieu of McDonald's common stock or a McDonald's common stock distribution in lieu of cash by filing a written election with the Committee on forms approved by the Committee and in a manner prescribed by the Committee on or before the Valuation Date coincident with or next preceding the date of distribution.

               Until such time as a Participant's vested Net Balance Account has been distributed, transferred to a Distribution Fund in accordance with Section 10.27, or forfeited in accordance with Section 11.4 (A) any portion of his Net Balance Account in his Diversification Account shall continue to be invested as provided in Section 10.12(b), and
               (B) any portion of his Net Balance Account remaining in the McDESOP portion of the Plan shall continue to be invested in Company Stock and held therein.

               If any McDonald's common stock distributed from a Participant's Participant Elected Contribution Account, Employer Matching Contribution Account or Diversification Account is not readily tradeable on an established market when distributed, the distributee shall have the put option rights which are described in Section 6.5(b) with respect to such shares.

                                      XIX

          Section 11.9 is hereby amended to read as follows:

          11.9 Deadline for Payment of Benefits. Except to the extent that a Participant in accordance with the Plan otherwise elects and except to the extent it is not administratively feasible, payment of benefits shall be made or commence not later than sixty (60) days after the latest of (a) the close of the Plan Year in which the Participant attains age fifty-five (55), (b) the close of the Plan Year in which occurs the tenth (10th) anniversary of the Plan Year in which the Participant commenced participation, and (c) the close of the Plan Year in which the Participant has a Termination of Employment; provided that a Participant, who is entitled to receive a distribution pursuant to this Section 11.9, must submit a claim for benefits before any distributions will be made hereunder.

                                       XX

          Section 11.11 shall be amended to read as follows:

          11.11 Single Sum Payment without Election. Notwithstanding any provisions of this Article XI (except Section 11.14 to the extent therein provided) to the contrary, if the Participant or Beneficiary is entitled to a distribution because of the Participant's Break in Service (but not in the case of a Break in Service without a Termination of Employment), retirement on or after his Vesting Retirement Date, death, Disability, or other Termination of Employment, and if the value of the sum of (a) the vested portion of a Participant's Net Balance Account under the Plan and (2) his Accounts under the McDonald's Stock Sharing Plan does not exceed $3,500, the Committee shall direct the immediate distribution of such benefit prior to the annuity starting date or other date of distribution or commencement of distribution, regardless of any election or consent of the Participant, his spouse, or other Beneficiary.

                                      XXI

          The reference to "Section 11.2(e)" in Section 11.12(a) shall be amended to refer to "Section 11.12(e)".

                                      XXII

          The last sentence of Section 11.15 shall be amended to read as follows:

          This Section 11.15 shall not apply to any Participant who has a Termination of Employment on or after January 1, 1993; provided however, that this Section 11.15 will continue to apply to Participants who had a Termination of Employment before January 1, 1993, and who timely made the election provided herein.

                                     XXIII

          A new Section 11.17 is hereby added to the plan to read as follows:

          11.17 Direct Rollovers. This Section 11.17 applies to distributions made on or after January 1, 1993.

               (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 11.17, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover; subject to such reasonable administrative requirements as the Committee may from time to time establish which may include, but shall not be limited to, requirements consistent with Treasury Regulations and other guidance issued by the Internal Revenue Service permitting de minimis standards for amounts eligible to be rolled over or paid partly to the Participant and partly rolled over. A Participant may make an election pursuant to this Section 11.17 only after the Distributee has met otherwise applicable requirements for receipt of a distribution under the Plan, including but not limited to any applicable requirements that the Participant's spouse or (pursuant to a Qualified Domestic Relations Order as defined in Section 16.5) former spouse consent to the Participant's waiver of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity.

                    If a Participant or Beneficiary elects to receive a Direct Rollover or a distribution in a form other than an annuity as provided in Section 11.2(a)(1)(C) or 11.3(a)(3)(C), such distribution may be made or commence to be made less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                    (1) the plan administrator clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                    (2) the participant after receiving the notice affirmatively elects a distribution

               (b) In the absence of the adoption by the Committee of any requirements to the contrary, the following shall apply:

                    (1) A Distributee whose Eligible Rollover Distribution is less than $200 upon the Valuation Date immediately preceding the date of distribution shall not be permitted to elect to have all or any portion of the distribution made in the form of a Direct Rollover.

                    (2) A Distributee who elects a Direct Rollover in an amount equal to at least $500 may also elect to have the remaining portion of his distribution paid to the Distributee.

                    (3) A Distributee shall be permitted to divide an Eligible Rollover Distribution into separate distributions to be paid to two or more Eligible Retirement Plans in two or more Direct Rollovers.

                    (4) A Distributee's election to make or not to make a Direct Rollover with respect to a payment in a series of periodic payments shall apply to all subsequent payments in the series until the Distributee changes his election.

                    (5) If a Distributee, who has been notified as to the availability of the Direct Rollover option, fails to elect a Direct Rollover with respect to an Eligible Rollover Distribution, such Distributee shall be deemed to have elected not to make a Direct Rollover.

               (c) As used in this Section 11.17, the following terms shall have the following meanings:

                    (1) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 11.13; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    (2) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Internal Revenue Code, an annuity plan described in Section 403(a) of the Internal Revenue Code, or a qualified trust described in
                         Section 401(a) of the Internal Revenue Code, that accepts the Distributee's Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse or surviving former spouse who is a Distributee pursuant to a Qualified Domestic Relations Order, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    (3) "Distributee" means a Participant. In addition, a Participant's surviving spouse and a former spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of such spouse or former spouse.

                    (4) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                      XXIV

          Except as amended herein, the Plan as previously amended shall remain in full force and effect.

          Executed in multiple copies this 17th day of December, 1993.



                                   McDonald's Corporation


                                   By: /s/ Stanley R. Stein

                                   Its: Senior Vice President